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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    March 25, 1997
                                                 ---------------------

                           Chemi-Trol Chemical Co.
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            (Exact name of registrant as specified in its charter)


            Ohio                   0-18797               34-4439286
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(State of other jurisdiction     (Commission            (IRS Employer
    if incorporation)            File Number)          Identification No.)

     2776 C.R. 69             Gibsonburg, Ohio 43431
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                   (Address if principal executive offices)


Registrant's telephone number, including area code       (419) 665-2367
                                                    -------------------------

                                Not Applicable
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        (Former name or former address, if changed since last report.)




                       This document contains 3 pages.
                The Exhibit Index is located on page number 2.
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ITEM 5. OTHER EVENTS

        On March 25, 1997, Chemi-Trol Chemical announced it had successfully completed the sale of its Cory Orchard & Turf Division to Terra International, Inc. Terra purchased accounts receivable, inventory, and fixed assets and Chemi-Trol retained all liabilities. See attached Exhibit 99.1, press release dated March 25, 1997.

ITEM 7. (C) EXHIBITS.


    Exhibit
    Number              Description of Document
    -------             -----------------------
      99.1              Press Release dated March 25, 1997




                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHEMI-TROL CHEMICAL CO.
                                        -------------------------------
                                        (Registrant)

Date:  March 27, 1997                   By: /s/ Robert W. Woolf
     -----------------------               ----------------------------
                                        (Registrant)
                                        Name: Robert W. Woolf
                                              -------------------------

                                        Title:  President
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